NICHOLAS | APPLEGATE® Institutional Funds

Supplement dated November 16, 2009

to the Class I, II, III, IV & R Shares Prospectuses

dated August 1, 2009

At a meeting of the Board of Trustees of Nicholas-Applegate Institutional Funds held on November 13, 2009, the Board approved a form of Plan of Reorganization (the “Plan”) with respect to each of the Nicholas-Applegate Institutional Funds listed below (each, an “Institutional Fund”). The Plan provides for the transfer of each Institutional Fund’s assets to a corresponding series of Allianz Funds or Allianz Funds Multi-Strategy Trust with substantially similar investment objectives and strategies (each, an “Acquiring Fund”) in a tax-free exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Institutional Fund’s stated liabilities, the distribution of shares of the Acquiring Fund to Institutional Fund shareholders, and the subsequent termination of the Institutional Fund (the “Reorganization”).  The Reorganization of each Institutional Fund is subject to approval by the shareholders of the fund.  No sales charge or redemption fee will be imposed at the time of the Reorganization, nor will shareholders be subject to a sales charge on any additional investments they make in shares of the Acquiring Fund, or a redemption fee upon the redemption of such shares, after the Reorganization.

The Plan provides for the Reorganization of each of the following Institutional Funds into a corresponding Acquiring Fund:

U.S. Ultra Micro Cap Fund	Global Select Fund
U.S. Micro Cap Fund	International Growth Fund
U.S. Emerging Growth Fund	International Growth Opportunities Fund
U.S. Small to Mid Cap Growth Fund	Emerging Markets Fund
U.S. Systematic Large Cap Growth Fund	U.S. High Yield Bond Fund
U.S. Convertible Fund

Shareholders of each Institutional Fund will be asked to approve the Plan on behalf of the fund at a special meeting of shareholders.  Further information regarding the Acquiring Funds and the proposed Reorganization will be mailed prior to the meeting to shareholders of each Institutional Fund.

The Board also approved, on November 13, 2009, a Plan of Liquidation providing for the liquidation and dissolution of the Nicholas-Applegate International Systematic Fund.  Any shares outstanding at the final liquidation will be automatically redeemed as of that date.  Further details regarding the liquidation and redemption of shares will be provided to shareholders of the International Systematic Fund.  Redemptions associated with the fund’s liquidation may result in a taxable event for shareholders.